EXHIBIT 99.1

PRESS RELEASE

EMCORE Corporation Announces Financial Results for Second Quarter Ended March 31, 2015

•	Consolidated Q2 revenue of $19.1 million

•	Non-GAAP Q2 income from continuing operations of $0.0 million and GAAP loss from continuing operations of $1.0 million

•	Consolidated Q2 GAAP net income of $3.1 million after taking into effect income from discontinued operations of $4.0 million

•	Telecommunications Fiber Optics business divestiture completed on January 2, 2015

•	Anticipate Q3 revenue of $19 to $21 million for the remaining Broadband Fiber Optics business

•	Announced intentions to commence a modified "Dutch auction" tender offer to purchase up to approximately $45 million of shares of its common stock

ALHAMBRA, California, May 6, 2015 - EMCORE Corporation (NASDAQ: EMKR - News), a leading provider of compound semiconductor-based components, subsystems, and systems for the broadband and specialty fiber optics market, today announced financial results for its second quarter ended March 31, 2015.

Financial Highlights - Second Quarter Ended March 31, 2015

Financial Highlights	For the Three Months Ended
(in thousands)	March 31, 2015	December 31, 2014	March 31, 2014
Revenue	$19,057	$18,416	$12,953
Gross Profit	$6,379	$5,179	$2,898
Operating loss	$(1,597)	$(5,005)	$(4,106)
Income (loss) from continuing operations - Non-GAAP	$13	$(873)	$(3,346)

Financial Statement Highlights for the Second Quarter of Fiscal 2015:

•	Consolidated revenue was $19.1 million, representing a 3.5% increase from the immediate preceding quarter

•	Consolidated gross margin was 33.5%, an improvement from the 28.1% gross margin reported in the immediate preceding quarter, due to operational improvements and lower inventory reserves

•	Non-GAAP income from continuing operations was break-even, an improvement of approximately $0.9 million over the immediate preceding quarter

•	Consolidated operating loss was $1.6 million, a $3.4 million improvement when compared to the immediate preceding quarter

•	Income from discontinued operations, net of tax, of $4.0 million

•	Consolidated net income was $3.1 million, a $53.1 million decrease when compared to the immediate preceding quarter

•	Consolidated net income per share was $0.10 compared to net income per share of $1.80 in the immediate preceding quarter

•	Cash and cash equivalents was $141.0 million at the end of the second quarter.

Business Outlook
As previously announced, on December 10, 2014, we completed the sale of our Space Photovoltaics business to SolAero Technologies Corp and on January 2, 2015, we completed the sale of our Telecommunications Fiber Optics business to NeoPhotonics Corporation (the “Digital Products Sale”). Following the completion of the Digital Products Sale, we continue to operate our Broadband Fiber Optics business.

We expect revenue for the Broadband Fiber Optics business for the third quarter ended June 30, 2015 to be in the range of $19 to $21 million.

Modified "Dutch Auction" Tender Offer
EMCORE will offer to purchase up to approximately $45 million of shares of its Common Stock at a price to be determined prior to the commencement of the tender offer. In accordance with the rules of the Securities and Exchange Commission ("SEC"), EMCORE may increase the number of shares of Common Stock accepted for payment in the offer up to 2 percent of the outstanding Common Stock without amending or extending the offer. The Company intends for the tender offer to commence on or approximately May 15, 2015, and the tender offer will remain open for at least twenty business days following the date of the commencement of the offer.

Conference Call
We will discuss our financial results today at 4:30 p.m. ET. The call will be webcast via the Company's website at http://www.emcore.com. Please go to the site beforehand to download any necessary software. A webcast will be available for replay beginning May 6, 2015 following the conclusion of the call on the Company's website.

About EMCORE
EMCORE Corporation offers a broad portfolio of compound semiconductor-based products for the broadband and specialty fiber optics market. EMCORE provides optical components, subsystems and systems for Cable Television (CATV) and Fiber-To-The-Premise (FTTP) networks, as well as products for satellite communications, video transport and specialty photonics technologies for defense and homeland security applications. For further information about EMCORE, visit http://www.emcore.com.

Important Information Regarding the Anticipated Tender Offer
This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any common shares of the Company. The anticipated tender offer described in this press release has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms described in this press release or at all. If the Company commences the offer, the offer will be made solely by an Offer to Purchase and the related Letter of Transmittal, as they may be amended or supplemented. Shareholders and investors are urged to read the Company's commencement tender offer statement on Schedule TO anticipated to be filed with the Securities and Exchange Commission (the "SEC") in connection with the tender offer, which will include as exhibits the Offer to Purchase, the related Letter of Transmittal and other offer materials, as well as any amendments or supplements to the Schedule TO when they become available, because they will contain important information. If the Company commences the offer, each of these documents will be filed with the SEC, and, when available, investors may obtain them for free from the SEC at its website (www.sec.gov), under the "SEC Filings" tab at http://investors.bbrg.com or from the Company's information agent in connection with the tender offer.

Use of Non-GAAP Financial Measures
We disclose non-GAAP net income (loss) from continuing operations as a supplemental measure to U.S. GAAP income (loss) from continuing operations regarding our operational performance. This financial measure excludes the impact of certain items that we do not believe are indicative of our core operating results; therefore, it has not been calculated in accordance with U.S. GAAP.

We believe that this additional non-GAAP financial measure is useful to investors in assessing our operating performance. We also use this financial measure internally to evaluate our operating performance and for planning and forecasting of future periods. In addition, financial analysts that follow us may focus on and publish both historical results and future projections based on our non-GAAP financial measure. We also believe that it is in the best interest of our investors to provide this non-GAAP information.

While we believe that this non-GAAP financial measure provides useful supplemental information to investors, there are limitations associated with the use of this non-GAAP financial measure. Our non-GAAP financial measure may not be reported by all of our competitors and it may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using this non-GAAP financial measure as a supplement to U.S. GAAP and by providing a reconciliation of our non-GAAP financial measure to its most comparable U.S. GAAP financial measure.

Non-GAAP financial measures are not in accordance with or an alternative for U.S. GAAP. Our non-GAAP financial measure is not meant to be considered in isolation or as a substitute for comparable U.S. GAAP financial measures and it should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and, (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; and (g) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as updated by our subsequent periodic reports.

Neither management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the SEC that are available on the SEC's web site located at www.sec.gov, including the sections entitled "Risk Factors" in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Six Months Ended
	March 31, 2015	December 31, 2014	March 31, 2014	March 31, 2015	March 31, 2014
Revenue	$19,057	$18,416	$12,953	$37,473	$27,616
Cost of revenue	12,678	13,237	10,055	25,915	22,327
Gross profit	6,379	5,179	2,898	11,558	5,289
Operating expense:
Selling, general, and administrative	5,954	8,627	4,328	14,581	9,984
Research and development	2,022	2,174	2,676	4,196	4,500
Gain from change in estimate on ARO liability	—	(845)	—	(845)	—
Loss on sale of assets	—	228	—	228	—
Total operating expense	7,976	10,184	7,004	18,160	14,484
Operating loss	(1,597)	(5,005)	(4,106)	(6,602)	(9,195)
Other income (expense):
Interest income (expense), net	165	(130)	(117)	35	(243)
Foreign exchange (loss) gain	(6)	57	(90)	51	10
Gain on sale of investment	—	—	17	—	307
Change in fair value of financial instruments	86	36	7	122	(71)
Total other income (expense)	245	(37)	(183)	208	3
Loss from continuing operations before income tax expense	(1,352)	(5,042)	(4,289)	(6,394)	(9,192)
Income tax benefit (expense)	396	1,912	(433)	2,308	647
Loss from continuing operations	(956)	(3,130)	(4,722)	(4,086)	(8,545)
Income (loss) from discontinued operations, net of tax	4,008	59,258	(710)	63,266	1,059
Net income (loss)	$3,052	$56,128	$(5,432)	$59,180	$(7,486)
Per share data:
Net income (loss) per basic and diluted shares:
Continuing operations	$(0.03)	$(0.10)	$(0.16)	$(0.13)	$(0.28)
Discontinued operations	0.13	1.90	(0.02)	2.00	0.03
Net income (loss) per basic share	$0.10	$1.80	$(0.18)	$1.87	$(0.25)

Weighted-average number of basic and diluted shares outstanding	32,077	31,217	30,392	31,640	30,162

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of	As of
	March 31, 2015	September 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$140,965	$20,687
Restricted cash	168	1,482
Accounts receivable, net	17,110	12,769
Inventory	15,501	15,644
Deferred income taxes, net	—	3,908
Prepaid expenses and other current assets	6,236	5,336
Current assets of discontinued operations	—	44,065
Total current assets	179,980	103,891
Property, plant, and equipment, net	7,976	10,446
Other intangible assets, net	70	82
Note receivable	15,482	—
Deferred income taxes, net	—	20,172
Other non-current assets, net	320	512
Non-current assets of discontinued operations	—	56,239
Total assets	$203,828	$191,342
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Borrowings from credit facility	$—	$26,518
Accounts payable	6,819	6,804
Deferred gain associated with sale of assets	3,400	3,400
Warrant liability	—	122
Accrued expenses and other current liabilities	15,976	15,209
Current liabilities of discontinued operations	—	20,924
Total current liabilities	26,195	72,977
Asset retirement obligations	1,731	4,543
Other long-term liabilities	415	755
Non-current liabilities of discontinued operations	—	720
Total liabilities	28,341	78,995
Shareholders’ equity:
Common stock	760,047	755,368
Treasury stock	(2,071)	(2,071)
Accumulated other comprehensive income	1,118	1,837
Accumulated deficit	(583,607)	(642,787)
Total shareholders’ equity	175,487	112,347
Total liabilities and shareholders’ equity	$203,828	$191,342

We have provided a reconciliation of our non-GAAP income (loss) from continuing operations financial measure to its most directly comparable U.S. GAAP financial measure as indicated in the table below:

EMCORE Corporation
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Income (Loss) from Continuing Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Six Months Ended
	March 31, 2015	December 31, 2014	March 31, 2014	March 31, 2015	March 31, 2014
Loss from continuing operations - US GAAP	$(956)	$(3,130)	$(4,722)	$(4,086)	$(8,545)
Adjustments:
Amortization expense	6	6	6	12	12
Stock-based compensation expense	1,034	1,774	738	2,808	1,557
Income tax (benefit) expense	(396)	(1,912)	433	(2,308)	(647)
Accretion expense	52	16	41	68	85
Gain from change in estimate on ARO liability	—	(845)	—	(845)	—
Compensation expense associated with sale of Businesses	353	2,118	—	2,471	—
Specific severance and restructuring charges	—	965	92	965	546
Foreign exchange (gain) loss	6	(57)	90	(51)	(10)
Loss on sale of assets	—	228	—	228	—
Gain on sale of investment	—	—	(17)	—	(307)
Change in fair value of financial instruments	(86)	(36)	(7)	(122)	71
Total adjustments	969	2,257	1,376	3,226	1,307
Income (loss) from continuing operations - Non-GAAP	$13	$(873)	$(3,346)	$(860)	$(7,238)

Income (loss) from continuing operations - Non-GAAP per basic and diluted share	$0.00	$(0.03)	$(0.11)	$(0.03)	$(0.24)
Weighted average number of basic and diluted shares outstanding	32,077	31,217	30,392	31,640	30,162

Stock-based compensation expense
The effect of recording stock-based compensation expense was as follows:

Stock-based Compensation Expense	For the Three Months Ended			For the Six Months Ended
(in thousands)	March 31, 2015	December 31, 2014	March 31, 2014	March 31, 2015	March 31, 2014
Cost of revenue	$81	$104	$117	$185	$226
Selling, general, and administrative	849	1,565	457	2,414	1,010
Research and development	104	105	164	209	321
Total stock-based compensation expense	$1,034	$1,774	$738	$2,808	$1,557

Contact:
EMCORE Corporation
Mark Weinswig
(626) 293-3400
investor@emcore.com

TTC Group
Victor Allgeier
(646) 290-6400
vic@ttcominc.com

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